Eagle Bulk Shipping Inc.

BB&T 23rd Annual
Transportation Services Conference

February 14, 2008

Forward Looking Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Eagle Bulk Shipping Inc.

QUALITY - CONSISTENCY - TRANSPARENCY

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Investment Thesis

The Fleet

Industry View

Financial Overview

Conclusion

Agenda

Eagle Bulk Shipping Inc.

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Investment Thesis

Eagle Bulk – A Clear, Focused Investment Story

We are one of the largest
Supramax owners in the world

Strong contract coverage
with upside
— $1.1 bn in contracts
— 20 profit-sharing charters
— 19 open vessels

Proven growth strategy
— 43 vessels

— $1.7 billion worth of
acquisitions

Best long term prospects

4

Stable and increasing cash flows
        for sustainable dividends
— Target $0.50 per quarter
— Intent to grow

$70m acquisition in 3Q-05
$105m acquisition in 2Q-06
$67m acquisition in 4Q-06
$205m acquisition in 1Q-07
$1.1 bn acquisition in 3Q-07
$169m acquisition in 1Q-08

Quality - Consistency - Transparency

Eagle Bulk Shipping Inc.

QUALITY - CONSISTENCY - TRANSPARENCY

Eagle Bulk – A Growth Story

Multi-Year Solid, Sustainable Growth

Eagle Bulk Shipping Inc.

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BB&T

Conference

BB&T

Conference

Growth

Feb 2007

Feb 2008

2007-2008

Fleet Size

Finance :

- Supramax

- DWT

- Market Capitalization

- Enterprise Value

- Dividends Paid to Date

12 Vessels

0.80 m tons

$672 million

$912 million

50 Vessels

2.92 m tons

$1,176 million

$1,703 million

4.2x

3.7x

1.8x

1.9x

$4.60 per share

16 Vessels

53 Vessels

3.3x

3Q-07 Transformative Acquisition

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Acquired a fleet of 26 Supramax vessels for $1.1 billion

Sister-ship fleet consists of 5 vessels of 53,100 dwt each and 21 vessels of 58,000 dwt each

Vessels to be delivered between 2008 and 2012

21 of 26 vessels secured by long term time charters

Charters until 2018 with average time charter duration of over 10 years from today

Contracted revenue of approximately $1 billion

Uncapped profit sharing on 17 of the charters further enhance revenue potential

Eagle fleet expands to 49 vessels with contracted revenue of approximately $1.2 billion

Recently exercised options to build an additional four 58,000 dwt
Supramax sister vessels

Eagle Fleet Increases 143% to 2.92 million dwt

Eagle On a Solid Growth Trajectory

$ m  EBITDA

200

180

160

140

120

100

80

60

40

20

Owned Days

20,000

18,000

16,000

14,000

12,000

10,000

8,000

6,000

4,000

2,000

2005

2006

2007

2008

2009

2010

2011

2012

Fleet CAGR of > 20%              3x increase in Owned Days

Eagle Bulk Shipping Inc.     QUALITY -CONSISTENCY -TRANSPARENCY

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The Fleet

Modern, High Quality Geared Fleet of Supramax Vessels

On-the-Water Flee

No. of Vessels

Deadweight Tons (dwt)

Vessel Type

Delivery

18 Vessels

0.92 million dwt

15 Supramaxes

3 Handymaxes

Supramax Newbuilding - 3 Groups of Sister Vessels

5 Vessels

5 Vessels

25 Vessels

0.26 million dwt

0.28 million dwt

1.45 million dwt

53,100 dwt Series

56,000 dwt Series

58,000 dwt Series

2008-09

2008-10

2009-12

35 New Vessels with 2 million dwt of Capacity Coming Online

Eagle Bulk Shipping Inc.

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Fleet Growth Projected Through 2012

Owned Days

20,000

18,000

16,000

14,000

12,000

10,000

  2,000

  4,000

  6,000

  8,000

18

21

30

40

49

53

2007

2008

2009

2010

2011

2012

No. of ships in Fleet

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Eagle Bulk Shipping Inc.

QUALITY - CONSISTENCY - TRANSPARENCY

Well Positioned to Capture Market Rates

Open days provide significant revenue upside

19 Open vessels to charter between now and 2009

20 Profit-sharing charters available to take advantage of market

Open Days

2008

2009-Q1

2009-Q2

2009-Q3

2009-Q4

1,600

1,400

1,200

1,000

800

600

400

200

11

Industry View

Increasing Steel Demand to Sustain Drybulk Market

Rapid urbanization leads to increasing per capita consumption in India and China

Indian steel consumption expected to increase 400% to 200m tons by 2020

India expands investment in cities –100m people to move into urban areas in next
10 years

Tons per Urbanized Capita (2006)

1.4

1.2

1.0

0.8

0.6

0.4

0.2

0.0

India

US

Europe

China

Japan

South

Korea

China – 3x growth in 6 years

China - Tons per
Urbanized Capita

0.8

0.6

0.4

0.2

0.0

2000

2006

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Increasing Demand Across Sectors Sustains Drybulk Market

Infrastructure investment in Persian Gulf
states jump

Increased from $300 to $500 billion in
projects announced in Saudi Arabia alone

India to double port capacity to 1.5 billion
tons

Steel demand in India and China
continues unabated

Bao Steel plans to triple capacity by 2012

India and China entering metals-intensive
phase of economic development

US Coal exports increase 37% as weaker
Dollar helps exports adding to shipping ton
miles

Commodity Update - Bauxite

m ton miles

Chinese bauxite import ton mile trade

10,000

  9,000

  8,000

  7,000

  6,000

  5,000

4,000

3,000

2,000

1,000

Jan-05

Jul-05

Jan-06

Jul-06

Jan-07

Jul-07

Jan-Aug 2007 Chinese bauxite
imports up 180%; ton-miles up
246%

W.Africa to invest $27bn by 2015
in Bauxite output

Source: Reuters, Financial Times, Clarksons

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Charterers Attracted by Versatility of Supramax Vessels

Handymax/Supramax

Panamax

Capesize

IRON

OTHER

SCRAP

2007 Q1-Q3

ORE

COAL

GRAINS

ORES

CEMENT         COKE         STEELS

IRON        AGGREGATES        MISC.

In m tons

734,133

785,708

617,162

781,114

493,596

456,859

537,407           -

58,750

905,484

Cardinal

Condor

Falcon

Griffon

Harrier

Hawk I

Heron

Kite

Merlin

Osprey I

Peregrine

Shikra

Sparrow

Kestrel I

Tern

Jaeger

Eagle vessels carried 5.4 million tons of cargo in 2007-Q1 to Q3

MISC. cargoes include Phosrock, Sugar, HBI, and Concentrates

40% of Eagle’s Cargoes were “Capesize and Panamax cargoes”

Eagle Bulk Shipping Inc.            QUALITY - CONSISTENCY - TRANSPARENCY

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Attractive Supply Fundamentals for Supramax Market

Drybulk Order Book:

51% Capesize ; 22% Panamax

21% Supramax ; 6% Handy

Orderbook and Fleet Age

World Dry Bulk Fleet

% of Fleet > 20 years

Orderbook as % of Fleet

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

33%

52%

23%

43%

19%

87%

Fleet Age
and
Orderbook
(dwt)

Handymax

Panamax

Capesize

140

120

100

80

60

40

20

0

Fleet DWT
(Million
Tons)

2,348 Vsls

1,456 Vsls

Eagle’s focus

1,558 Vsls

766 Vsls

57.4

61.9

542 Vsls

28.8

112.3

131.1

Handy
(10,000/34,999
dwt)

Handymax
(35,000/49,999
dwt)

Supramax
(50,000/59,999
dwt)

Panamax
(60,000/99,999
dwt)

Capesize
(>100,000 dwt)

Aging Handymax fleet — 33% of
capacity > 20 years old

Negligible scrapping since 2003
could see surge of ships removed
from market in 2009-11

Greenfield yards- likely slippage?

Source: Clarksons as of January 2008

Eagle Bulk Shipping Inc.       QUALITY - CONSISTENCY - TRANSPARENCY

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Financial Overview

Income Statement

99.5% Fleet Utilization Rate

Eagle Bulk Shipping Inc.

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Revenue Growth

Condensed Income Statement:

Nine-months ended

Sept. 30, 2007

Sept. 30, 2006

($ 000’s)

NET INCOME

Diluted Income per Common Share

Credit Agreement EBITDA

EBITDA Margin (% of revenue)

Net Time Charter Revenues

Operating Expenses

Net Interest Expense

Net revenues include billed time charter revenues, deductions for brokerage commissions and amortization of net prepaid and deferred charter revenue. Please refer to our financial statements for a definition of Ownership days, Available days, Operating days, and Fleet Utilization.

7,039

35,914

$0.88

71,528

80.2%

76,254

40,615

6,354

29,285

$0.86

60,591

79.5%

46,249

89,202

Operating Expenses include Vessel Depreciation

Net Revenues

$ m

140

120

100

80

60

40

20

2005

2006

2007 (E)

Strong Balance Sheet

530,462

     Stockholders’ Equity

3,152

     Other Liabilities

36.8%

Net Debt 3 / Capitalization

1,058,301

Book Capitalization

527,839

     Long-term Debt

13,590

     Current Liabilities

1,075,043

     TOTAL ASSETS

6,348

     Other Assets

7,325

     Restricted Cash

290,400

     Advances for Vessel Construction 2

611,870

     Vessels, net

4,153

     Other Current Assets

$154,947

     Cash 1

Sep. 30, 2007

   (unaudited)

BALANCE SHEET DATA

       (in $ 000’s)

  Cash includes gross proceeds of $129.5 million from the issuanceof 5 million common shares in 3Q-07

Construction finance costs (interest, deferred finance charges, supervision, etc.) are capitalized eliminating any impact on current cash flows and income statement.

Net Debt is pro forma after taking into effect 3Q-07 Dividend payment of $23.4 million.

1

2

3

Quarterly Dividend Cash Flow Maintained

Eagle Bulk Shipping Inc.

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Conclusion

Eagle Bulk – a Solid, Clear, Focused Growth Story

Healthy Drybulk Fundamentals to Continue

Increase contracted revenues with 19 open vessels available to charter through 2008

20 profit sharing charters

Eagle Bulk Leads Consolidation in Drybulk Industry

35 New Vessels with 2.0m dwt of Capacity Coming Online

Grows fleet to 53 vessels

Increases cargo carrying capacity to 2.9 million dwt

Improves operating efficiencies with 45 sister vessels

Clear Benefits to Shareholders

Paid Dividends of $4.60 per share to date

Secure dividend over long term with intent to grow over time

Pay down debt

Eagle Bulk Shipping Inc.

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Eagle Bulk Shipping Inc.